Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2026

Financial Highlights

	Quarter Ended
(Dollars in millions, except per share data, shares in thousands)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2026	2025	2025	2025	2025
Summary Income Statement
Interest income	$5,855	$6,114	$6,286	$6,154	$5,988
Plus: TE adjustment	45	49	51	48	48
Interest income - TE(1)	5,900	6,163	6,337	6,202	6,036
Interest expense	2,256	2,414	2,657	2,567	2,481
Net interest income	3,599	3,700	3,629	3,587	3,507
Net interest income - TE(1)	3,644	3,749	3,680	3,635	3,555
Provision for credit losses	479	512	436	488	458
Net interest income after provision for credit losses	3,120	3,188	3,193	3,099	3,049
Noninterest income	1,553	1,546	1,558	1,400	1,392
Noninterest expense	2,983	3,170	3,014	2,986	2,906
Income before income taxes	1,690	1,564	1,737	1,513	1,535
Provision for income taxes	209	210	285	273	274
Net income from continuing operations	1,481	1,354	1,452	1,240	1,261
Net income	1,481	1,354	1,452	1,240	1,261
Preferred stock dividends and other	104	65	104	60	104
Net Income available to common shareholders	1,377	1,289	1,348	1,180	1,157
Additional Income Statement Information
Revenue	5,152	5,246	5,187	4,987	4,899
Revenue - TE(1)	5,197	5,295	5,238	5,035	4,947
PPNR(1)	2,214	2,125	2,224	2,049	2,041
Key Metrics
Earnings:
Earnings per share-basic	1.10	1.02	1.05	0.91	0.88
Earnings per share-diluted	1.09	1.00	1.04	0.90	0.87
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52
BVPS	47.60	47.74	46.70	45.70	44.85
TBVPS(1)	33.19	33.48	32.57	31.63	30.95
End of period shares outstanding	1,245,879	1,262,470	1,279,246	1,289,435	1,309,539
Weighted average shares outstanding-basic	1,248,628	1,267,341	1,280,571	1,292,292	1,307,457
Weighted average shares outstanding-diluted	1,266,572	1,285,078	1,296,666	1,305,005	1,324,339
ROA	1.10%	0.99%	1.06%	0.93%	0.96%
ROCE	9.3	8.5	9.0	8.1	8.1
ROTCE(1)	13.8	12.7	13.6	12.3	12.3
NIM - TE(1)	3.02	3.07	3.01	3.02	3.01
Efficiency ratio	57.9	60.4	58.1	59.9	59.3
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases HFI	0.50%	0.48%	0.48%	0.39%	0.48%
NCO as a percentage of average loans and leases HFI	0.61	0.57	0.48	0.51	0.60
ALLL as a percentage of loans and leases HFI	1.53	1.53	1.54	1.54	1.58
Ratio of ALLL to nonperforming loans and leases HFI	3.1x	3.2x	3.2x	3.9x	3.3x
Average Balances
Assets	$544,121	$542,233	$541,825	$537,069	$531,630
Securities(2)	116,118	117,707	119,180	121,829	124,061
Loans and leases	328,972	326,737	322,070	313,841	307,528
Deposits	398,924	396,010	396,600	400,483	392,204
Common shareholders’ equity	59,879	59,991	59,141	58,327	58,125
Total shareholders’ equity	64,794	65,338	65,049	64,235	64,033
Period-End Balances
Assets	$548,975	$547,538	$543,851	$543,833	$535,899
Securities(2)	111,866	112,228	113,544	115,363	117,888
Loans and leases	331,412	330,478	325,663	319,999	309,752
Deposits	404,081	400,398	394,907	406,122	403,736
Common shareholders’ equity	59,298	60,273	59,739	58,933	58,728
Total shareholders’ equity	64,214	65,189	65,646	64,840	64,635
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	10.8%	10.8%	11.0%	11.0%	11.3%
Tier 1	11.9	11.9	12.3	12.3	12.7
Total	13.7	13.8	14.2	14.3	14.7
Leverage	9.9	10.0	10.2	10.2	10.3
Supplementary leverage	8.3	8.3	8.5	8.5	8.7
Liquidity coverage ratio	110	111	110	110	111
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the Non-GAAP Reconciliations section of this Quarterly Performance Summary or within the table above for TE measures. Net interest margin –TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(2)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2026	2025	2025	2025	2025
Interest Income
Interest and fees on loans and leases	$4,599	$4,778	$4,816	$4,657	$4,493
Interest on securities	849	896	941	961	975
Interest on other earning assets	407	440	529	536	520
Total interest income	5,855	6,114	6,286	6,154	5,988
Interest Expense
Interest on deposits	1,525	1,633	1,835	1,844	1,736
Interest on long-term debt	445	481	523	431	409
Interest on other borrowings	286	300	299	292	336
Total interest expense	2,256	2,414	2,657	2,567	2,481
Net Interest Income	3,599	3,700	3,629	3,587	3,507
Provision for credit losses	479	512	436	488	458
Net Interest Income After Provision for Credit Losses	3,120	3,188	3,193	3,099	3,049
Noninterest Income
Wealth management income	370	365	374	348	344
Card and treasury management fees	338	336	340	351	333
Investment banking and trading income	372	335	323	205	273
Other deposit revenue	120	121	125	108	117
Mortgage banking income	133	119	118	107	108
Lending related fees	118	98	103	99	95
Securities gains (losses)	—	—	—	(18)	(1)
Other income	102	172	175	200	123
Total noninterest income	1,553	1,546	1,558	1,400	1,392
Noninterest Expense
Personnel expense	1,727	1,818	1,748	1,678	1,604
Professional fees and outside processing	313	337	346	373	364
Software expense	230	242	233	231	230
Net occupancy expense	179	176	185	181	168
Equipment expense	85	90	90	89	82
Marketing and customer development	79	63	79	82	75
Amortization of intangibles	64	70	72	73	75
Regulatory costs	68	7	32	55	69
Other expense	238	367	229	224	239
Total noninterest expense	2,983	3,170	3,014	2,986	2,906
Earnings
Income before income taxes	1,690	1,564	1,737	1,513	1,535
Provision for income taxes	209	210	285	273	274
Net income (loss) from continuing operations	1,481	1,354	1,452	1,240	1,261
Net income	1,481	1,354	1,452	1,240	1,261
Preferred stock dividends and other	104	65	104	60	104
Net income available to common shareholders	$1,377	$1,289	$1,348	$1,180	$1,157
Earnings Per Common Share
Earnings per share-basic	1.10	1.02	1.05	0.91	0.88
Earnings per share-diluted	1.09	1.00	1.04	0.90	0.87
Weighted Average Shares Outstanding
Basic	1,248,628	1,267,341	1,280,571	1,292,292	1,307,457
Diluted	1,266,572	1,285,078	1,296,666	1,305,005	1,324,339

Consolidated Ending Balance Sheets - Five Quarter Trend

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$4,294	$4,967	$4,329	$5,157	$5,996
Interest-bearing deposits with banks	31,903	31,410	32,523	36,294	36,175
Securities borrowed or purchased under resale agreements	4,047	3,200	2,981	2,656	2,810
Trading assets at fair value	5,235	5,790	5,731	5,963	5,838
AFS securities at fair value	65,430	65,042	65,522	66,390	68,012
HTM securities at amortized cost	46,436	47,186	48,022	48,973	49,876
Loans and leases:
Commercial:
Commercial and industrial	169,247	167,808	163,607	162,273	156,679
CRE	24,447	23,720	22,414	20,270	19,578
Commercial construction	7,620	7,783	8,027	8,277	8,766
Consumer:
Residential mortgage	56,297	56,807	57,623	57,828	56,099
Home equity	9,633	9,719	9,618	9,591	9,523
Indirect auto	25,054	25,659	25,490	24,558	23,628
Other consumer	32,097	32,181	32,070	31,122	29,537
Credit card	4,843	4,918	4,889	4,877	4,828
Total loans and leases held for investment	329,238	328,595	323,738	318,796	308,638
Loans held for sale	2,174	1,883	1,925	1,203	1,114
Total loans and leases	331,412	330,478	325,663	319,999	309,752
Allowance for loan and lease losses	(5,026)	(5,030)	(4,988)	(4,899)	(4,870)
Premises and equipment	3,145	3,172	3,176	3,197	3,168
Goodwill	17,125	17,125	17,125	17,125	17,125
Core deposit and other intangible assets	1,192	1,256	1,328	1,399	1,473
Loan servicing rights at fair value	4,112	3,972	3,776	3,612	3,628
Other assets	39,670	38,970	38,663	37,967	36,916
Total assets	$548,975	$547,538	$543,851	$543,833	$535,899
Liabilities
Deposits:
Noninterest-bearing deposits	$105,460	$105,092	$106,197	$106,442	$108,461
Interest checking	123,257	117,830	109,827	118,122	118,043
Money market and savings	135,702	139,044	135,931	133,891	136,777
Time deposits	39,662	38,432	42,952	47,667	40,455
Total deposits	404,081	400,398	394,907	406,122	403,736
Short-term borrowings	27,441	27,839	29,376	16,631	23,730
Long-term debt	41,622	41,963	41,729	44,427	32,030
Other liabilities	11,617	12,149	12,193	11,813	11,768
Total liabilities	484,761	482,349	478,205	478,993	471,264
Shareholders’ Equity:
Preferred stock	4,916	4,916	5,907	5,907	5,907
Common stock	6,229	6,312	6,396	6,447	6,548
Additional paid-in capital	32,610	33,663	34,278	34,620	35,178
Retained earnings	26,796	26,067	25,438	24,759	24,252
Accumulated other comprehensive loss	(6,337)	(5,769)	(6,373)	(6,893)	(7,250)
Total shareholders’ equity	64,214	65,189	65,646	64,840	64,635
Total liabilities and shareholders’ equity	$548,975	$547,538	$543,851	$543,833	$535,899

Average Balances and Rates - Quarters

	Quarter Ended
	March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,138	$145	4.48%	$13,275	$162	4.82%	$13,351	$174	5.18%	$14,034	$181	5.20%	$14,867	$191	5.19%
GSE	474	5	3.98	478	4	3.80	458	4	3.86	463	5	3.73	462	4	3.75
Agency MBS	102,089	696	2.73	103,591	727	2.81	104,998	760	2.89	106,947	772	2.89	108,345	777	2.87
States and political subdivisions	347	3	4.30	349	4	4.27	358	3	4.19	370	4	4.20	370	4	4.20
Other	70	—	1.65	14	—	4.42	15	1	4.50	15	—	4.53	17	—	4.72
Total securities	116,118	849	2.93	117,707	897	3.04	119,180	942	3.16	121,829	962	3.16	124,061	976	3.16
Loans and leases:
Commercial:
Commercial and industrial	166,636	2,179	5.30	163,990	2,267	5.49	162,207	2,312	5.66	158,491	2,262	5.72	155,214	2,184	5.70
CRE	24,165	339	5.64	23,205	354	5.99	21,171	336	6.25	19,687	308	6.22	19,832	302	6.12
Commercial construction	7,845	117	6.21	8,015	129	6.52	8,258	139	6.84	8,613	144	6.85	8,734	145	6.84
Consumer:
Residential mortgage	56,458	582	4.13	57,100	589	4.13	57,676	598	4.15	56,789	579	4.08	55,658	562	4.04
Home equity	9,666	167	6.99	9,679	176	7.24	9,588	182	7.51	9,586	178	7.47	9,569	177	7.48
Indirect auto	25,342	443	7.08	25,639	469	7.27	24,964	459	7.29	24,158	441	7.32	23,248	412	7.19
Other consumer	32,053	662	8.38	32,181	677	8.35	31,714	668	8.36	30,387	634	8.37	29,291	602	8.33
Credit card	4,857	129	10.79	4,956	136	10.89	4,915	146	11.74	4,890	139	11.35	4,849	138	11.60
Total loans and leases held for investment	327,022	4,618	5.71	324,765	4,797	5.87	320,493	4,840	6.00	312,601	4,685	6.01	306,395	4,522	5.97
Loans held for sale	1,950	26	5.24	1,972	28	5.64	1,577	24	6.18	1,240	19	6.15	1,133	17	5.93
Total loans and leases	328,972	4,644	5.71	326,737	4,825	5.87	322,070	4,864	6.00	313,841	4,704	6.01	307,528	4,539	5.97
Interest earning trading assets	5,807	74	5.09	6,015	82	5.38	5,991	86	5.70	5,896	88	5.98	5,628	80	5.72
Other earning assets(3)	35,457	333	3.77	34,138	359	4.13	38,765	445	4.50	39,417	448	4.51	38,997	441	4.53
Total earning assets	486,354	5,900	4.90	484,597	6,163	5.05	486,006	6,337	5.18	480,983	6,202	5.16	476,214	6,036	5.12
Nonearning assets	57,767			57,636			55,819			56,086			55,416
Total assets	$544,121			$542,233			$541,825			$537,069			$531,630
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$120,110	619	2.09	$112,313	618	2.18	$109,244	677	2.46	$116,193	726	2.51	$109,208	640	2.37
Money market and savings	136,106	609	1.81	138,114	677	1.95	136,515	755	2.19	135,607	751	2.22	136,897	743	2.20
Time deposits	39,337	297	3.06	40,031	338	3.35	45,090	403	3.54	41,997	367	3.50	40,204	353	3.56
Total interest-bearing deposits	295,553	1,525	2.09	290,458	1,633	2.23	290,849	1,835	2.50	293,797	1,844	2.52	286,309	1,736	2.46
Short-term borrowings	30,669	286	3.78	29,128	300	4.08	26,796	299	4.42	26,241	292	4.47	30,332	336	4.49
Long-term debt	37,141	445	4.80	39,138	481	4.91	41,458	523	5.04	34,213	431	5.02	32,418	409	5.05
Total interest-bearing liabilities	363,363	2,256	2.51	358,724	2,414	2.67	359,103	2,657	2.94	354,251	2,567	2.91	349,059	2,481	2.88
Noninterest-bearing deposits	103,371			105,552			105,751			106,686			105,895
Other liabilities	12,593			12,619			11,922			11,897			12,643
Shareholders’ equity	64,794			65,338			65,049			64,235			64,033
Total liabilities and shareholders’ equity	$544,121			$542,233			$541,825			$537,069			$531,630
Average interest-rate spread			2.39			2.38			2.24			2.25			2.24

Net interest income / net interest margin -TE(2)		$3,644	3.02%		$3,749	3.07%		$3,680	3.01%		$3,635	3.02%		$3,555	3.01%
TE adjustment(2)		45			49			51			48			48
Net interest income		$3,599			$3,700			$3,629			$3,587			$3,507
Memo: Total deposits	$398,924	1,525	1.55%	$396,010	1,633	1.64%	$396,600	1,835	1.84%	$400,483	1,844	1.85%	$392,204	1,736	1.79%
(1)Represents daily average balances. Unrealized gains and losses on AFS securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts related to interest income and yields are on a TE basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends. A reconciliation of net interest income - TE to net interest income is included within the table above. NIM – TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$738	$839	$800	$520	$586
CRE	21	47	98	128	294
Commercial construction	23	41	42	1	2
Consumer:
Residential mortgage	231	213	196	191	179
Home equity	101	99	103	107	114
Indirect auto	455	267	247	240	248
Other consumer	73	71	66	64	65
Total nonaccrual loans and leases held for investment	1,642	1,577	1,552	1,251	1,488
Loans held for sale	79	—	19	12	77
Total nonaccrual loans and leases	1,721	1,577	1,571	1,263	1,565
Foreclosed real estate	6	3	4	4	4
Other foreclosed property	58	53	54	49	49
Total nonperforming assets	$1,785	$1,633	$1,629	$1,316	$1,618
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$4	$3	$3	$2	$5
Consumer:
Residential mortgage - government guaranteed	609	532	438	424	468
Residential mortgage - nonguaranteed	39	38	41	41	62
Home equity	7	7	6	6	6
Other consumer	26	28	27	24	23
Credit card	75	76	69	49	52
Total loans 90 days past due and still accruing	$760	$684	$584	$546	$616
Loans 30-89 Days Past Due and Still Accruing
Commercial:
Commercial and industrial	$260	$127	$73	$122	$118
CRE	42	25	6	34	12
Commercial construction	10	36	5	15	—
Consumer:
Residential mortgage - government guaranteed	263	329	327	330	284
Residential mortgage - nonguaranteed	293	357	344	365	347
Home equity	57	69	54	54	57
Indirect auto	508	679	620	582	484
Other consumer	240	281	241	239	246
Credit card	70	77	73	70	71
Total loans 30-89 days past due and still accruing	$1,743	$1,980	$1,743	$1,811	$1,619

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2026	2025	2025	2025	2025
Asset Quality Ratios
Nonperforming loans and leases as a percentage of loans and leases	0.50%	0.48%	0.48%	0.39%	0.48%
Nonperforming loans and leases(1) as a percentage of total loans and leases(1)	0.52	0.48	0.48	0.39	0.51
Nonperforming assets(1) as a percentage of total assets	0.33	0.30	0.30	0.24	0.30
Nonperforming assets as a percentage of loans and leases plus foreclosed property	0.52	0.50	0.50	0.41	0.50
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.23	0.21	0.18	0.17	0.20
Loans 90 days or more past due and still accruing as a percentage of loans and leases, excluding government guaranteed loans	0.05	0.05	0.05	0.04	0.05
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.53	0.60	0.54	0.57	0.52
Allowance for loan and lease losses as a percentage of loans and leases	1.53	1.53	1.54	1.54	1.58
Ratio of allowance for loan and lease losses to:
Net charge-offs (annualized)	2.5X	2.7X	3.3X	3.1X	2.6X
Nonperforming loans and leases	3.1X	3.2X	3.2X	3.9X	3.3X
(1)Nonperforming assets and total loans and leases include loans held for sale.

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Allowance for Credit Losses
Beginning balance	$5,347	$5,305	$5,253	$5,166	$5,161
Provision for credit losses	479	512	436	488	458
Charge-offs:
Commercial:
Commercial and industrial	(142)	(141)	(98)	(120)	(102)
CRE	(7)	(14)	(25)	(38)	(70)
Commercial construction	(17)	—	—	—	—
Consumer:
Residential mortgage	(1)	(3)	(1)	(1)	(1)
Home equity	(3)	(2)	(2)	(4)	(2)
Indirect auto	(158)	(160)	(150)	(127)	(154)
Other consumer	(184)	(178)	(155)	(146)	(154)
Credit card	(71)	(67)	(49)	(70)	(74)
Total charge-offs	(583)	(565)	(480)	(506)	(557)
Recoveries:
Commercial:
Commercial and industrial	16	23	20	31	24
CRE	3	6	2	3	7
Commercial construction	1	1	—	1	—
Consumer:
Residential mortgage	2	1	2	—	2
Home equity	3	3	5	4	4
Indirect auto	25	24	25	28	25
Other consumer	33	28	31	31	30
Credit card	9	9	10	12	11
Total recoveries	92	95	95	110	103
Net charge-offs	(491)	(470)	(385)	(396)	(454)
Other	—	—	1	(5)	1
Ending balance	$5,335	$5,347	$5,305	$5,253	$5,166
Allowance for Credit Losses:
Allowance for loan and lease losses	$5,026	$5,030	$4,988	$4,899	$4,870
Reserve for unfunded lending commitments	309	317	317	354	296
Allowance for credit losses	$5,335	$5,347	$5,305	$5,253	$5,166

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2026	2025	2025	2025	2025
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.31%	0.29%	0.19%	0.22%	0.20%
CRE	0.06	0.14	0.44	0.71	1.29
Commercial construction	0.84	(0.04)	(0.03)	(0.02)	(0.02)
Consumer:
Residential mortgage	(0.01)	0.01	—	—	—
Home equity	(0.02)	(0.04)	(0.11)	(0.04)	(0.07)
Indirect auto	2.14	2.10	1.99	1.63	2.26
Other consumer	1.91	1.84	1.55	1.54	1.71
Credit card	5.15	4.64	3.13	4.84	5.21
Total loans and leases	0.61	0.57	0.48	0.51	0.60
Ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Consumer and Small Business Banking
Net interest income (expense)	$1,605	$1,621	$1,570	$1,496	$1,435
Net intersegment interest income (expense)	891	865	854	830	813
Segment net interest income (expense)	2,496	2,486	2,424	2,326	2,248
Allocated provision for credit losses	374	431	400	384	327
Noninterest income	529	521	530	519	503
Personnel expense	433	443	449	434	434
Amortization of intangibles	34	36	39	39	39
Other direct noninterest expense	293	288	280	286	287
Direct noninterest expense	760	767	768	759	760
Expense allocations	920	934	937	940	903
Total noninterest expense	1,680	1,701	1,705	1,699	1,663
Income (loss) before income taxes	971	875	849	762	761
Provision (benefit) for income taxes	238	212	207	186	185
Segment net income (loss)	$733	$663	$642	$576	$576

Wholesale Banking
Net interest income (expense)	$1,922	$2,019	$2,029	$1,872	$1,883
Net intersegment interest income (expense)	(416)	(401)	(450)	(303)	(381)
Segment net interest income (expense)	1,506	1,618	1,579	1,569	1,502
Allocated provision for credit losses	105	82	36	104	132
Noninterest income	1,068	1,134	1,142	941	947
Personnel expense	612	668	598	573	557
Amortization of intangibles	30	34	33	34	36
Other direct noninterest expense	187	188	199	203	193
Direct noninterest expense	829	890	830	810	786
Expense allocations	521	465	485	519	517
Total noninterest expense	1,350	1,355	1,315	1,329	1,303
Income (loss) before income taxes	1,119	1,315	1,370	1,077	1,014
Provision (benefit) for income taxes	231	273	285	214	201
Segment net income (loss)	$888	$1,042	$1,085	$863	$813

Other, Treasury & Corporate(1)
Net interest income (expense)	$72	$60	$30	$219	$189
Net intersegment interest income (expense)	(475)	(464)	(404)	(527)	(432)
Segment net interest income (expense)	(403)	(404)	(374)	(308)	(243)
Allocated provision for credit losses	—	(1)	—	—	(1)
Noninterest income	(44)	(109)	(114)	(60)	(58)
Personnel expense	682	707	701	671	613
Amortization of intangibles	—	—	—	—	—
Other direct noninterest expense	712	806	715	746	747
Direct Noninterest Expense	1,394	1,513	1,416	1,417	1,360
Expense Allocations	(1,441)	(1,399)	(1,422)	(1,459)	(1,420)
Total noninterest expense	(47)	114	(6)	(42)	(60)
Income (loss) before income taxes	(400)	(626)	(482)	(326)	(240)
Provision (benefit) for income taxes	(260)	(275)	(207)	(127)	(112)
Segment net income (loss)	$(140)	$(351)	$(275)	$(199)	$(128)

Total Truist Financial Corporation
Net interest income (expense)	$3,599	$3,700	$3,629	$3,587	$3,507
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,599	3,700	3,629	3,587	3,507
Allocated provision for credit losses	479	512	436	488	458
Noninterest income	1,553	1,546	1,558	1,400	1,392
Personnel expense	1,727	1,818	1,748	1,678	1,604
Amortization of intangibles	64	70	72	73	75
Other direct noninterest expense	1,192	1,282	1,194	1,235	1,227
Direct Noninterest Expense	2,983	3,170	3,014	2,986	2,906
Expense Allocations	—	—	—	—	—
Total noninterest expense	2,983	3,170	3,014	2,986	2,906
Income before income taxes	1,690	1,564	1,737	1,513	1,535
Provision for income taxes	209	210	285	273	274
Net Income from continuing operations	$1,481	$1,354	$1,452	$1,240	$1,261
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2026	2025	2025	2025	2025
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$47,684	$48,027	$48,031	$47,678	$47,767
Tier 1	52,597	52,940	53,935	53,582	53,671
Total	60,471	61,255	62,377	62,119	62,349
Risk-weighted assets	441,485	443,257	438,114	434,609	424,059
Average quarterly assets for leverage ratio	530,908	529,156	529,861	525,567	519,981
Average quarterly assets for supplementary leverage ratio	637,276	635,249	635,076	626,855	619,992
Risk-based capital ratios:
Common equity tier 1	10.8%	10.8%	11.0%	11.0%	11.3%
Tier 1	11.9	11.9	12.3	12.3	12.7
Total	13.7	13.8	14.2	14.3	14.7
Leverage capital ratio	9.9	10.0	10.2	10.2	10.3
Supplementary leverage	8.3	8.3	8.5	8.5	8.7
Common equity per common share	$47.60	$47.74	$46.70	$45.70	$44.85

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2026	2025	2025	2025	2025
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$27	$26	$22	$25	$19
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	82	77	74	72	87
Net MSRs valuation	9	1	9	1	(4)
Total residential mortgage servicing income	91	78	83	73	83
Total residential mortgage income	118	104	105	98	102
Commercial mortgage income:
Commercial mortgage production revenue	12	12	10	6	2
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	2	4	3	4
Net MSRs valuation	—	1	(1)	—	—
Total commercial mortgage servicing income	3	3	3	3	4
Total commercial mortgage income	15	15	13	9	6
Total mortgage banking income	$133	$119	$118	$107	$108
Other Mortgage Banking Information
Residential mortgage loan originations	$5,137	$4,551	$4,743	$5,855	$3,626
Residential mortgage servicing portfolio:(1)
Loans serviced for others	233,870	228,383	221,274	213,002	216,148
Bank-owned loans serviced	57,386	57,583	58,396	57,748	55,120
Total servicing portfolio	291,256	285,966	279,670	270,750	271,268
Weighted-average coupon rate on mortgage loans serviced for others	3.77%	3.77%	3.75%	3.70%	3.68%
Weighted-average servicing fee on mortgage loans serviced for others	0.29	0.28	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$28,488	$29,835	$28,423	$30,008	$27,585

NQDCP income (expense):(3)
Interest income	$(6)	$4	$1	$—	$—
Other income	(7)	(1)	17	21	(6)
Personnel expense	13	(3)	(18)	(21)	6
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$56.20	$50.86	$47.46	$43.25	$48.53
Low	43.13	40.78	41.98	33.56	39.41
End of period	45.97	49.21	45.72	42.99	41.15
Banking offices	1,927	1,927	1,927	1,927	1,928
ATMs	2,826	2,829	2,837	2,847	2,861
Full-time equivalent teammates(4)	37,877	38,062	38,534	37,996	37,529
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)Full-time equivalent teammates represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
First Quarter 2026
None
Fourth Quarter 2025
Legal accrual	$(130)	$(99)	$(0.08)
Third Quarter 2025
None
Second Quarter 2025
Loss on sale of securities (securities gains (losses))	$(18)	$(13)	$(0.01)
First Quarter 2025
None
(1)Includes certain selected items from the consolidated statements of income.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.

Non-GAAP Reconciliations

Pre-Provision Net Revenue from Continuing Operations

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Net income from continuing operations	$1,481	$1,354	$1,452	$1,240	$1,261
Provision for credit losses	479	512	436	488	458
Provision for income taxes	209	210	285	273	274
Taxable-equivalent adjustment	45	49	51	48	48
Pre-provision net revenue(1)	$2,214	$2,125	$2,224	$2,049	$2,041
(1)Pre-provision net revenue is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes. Truist’s management calculated this measure based on Truist’s continuing operations. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Return on Average Tangible Common Shareholders’ Equity

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2026	2025	2025	2025	2025
Net income available to common shareholders	$1,377	$1,289	$1,348	$1,180	$1,157
Amortization of intangibles	64	70	72	73	75
Applicable income taxes related to the amortization of intangibles	(15)	(16)	(18)	(17)	(18)
Tangible net income available to common shareholders(1)	$1,426	$1,343	$1,402	$1,236	$1,214

Average common shareholders’ equity	$59,879	$59,991	$59,141	$58,327	$58,125
Average intangible assets	(18,386)	(18,456)	(18,528)	(18,590)	(18,669)
Applicable deferred taxes related to intangible assets(2)	404	409	415	417	422
Average tangible common shareholders’ equity(1)	$41,897	$41,944	$41,028	$40,154	$39,878

Return on average common shareholders’ equity	9.3%	8.5%	9.0%	8.1%	8.1%
Return on average tangible common shareholders’ equity(1)	13.8	12.7	13.6	12.3	12.3
(1)Tangible net income available to common shareholders, average tangible common shareholders’ equity, and return on average tangible common shareholders' equity are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.

Tangible Book Value per Common Share

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2026	2025	2025	2025	2025
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$64,214	$65,189	$65,646	$64,840	$64,635
Preferred stock	(4,916)	(4,916)	(5,907)	(5,907)	(5,907)
Intangible assets	(18,350)	(18,416)	(18,489)	(18,561)	(18,624)
Applicable deferred taxes related to intangible assets(2)	403	407	413	418	421
Tangible common equity	$41,351	$42,264	$41,663	$40,790	$40,525

Outstanding shares at end of period	1,245,879	1,262,470	1,279,246	1,289,435	1,309,539
Common equity per common share	$47.60	$47.74	$46.70	$45.70	$44.85
Tangible common equity per common share	33.19	33.48	32.57	31.63	30.95
(1)Tangible common equity and related measures are non-GAAP measures that exclude preferred stock and intangible assets, net of deferred taxes. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.